Exhibit 99.3

AMENDED AND RESTATED RELATED AGREEMENT

This Amended and Restated Related Agreement, dated as of September 10, 2007 (this “Agreement”), is made by and among MERRILL LYNCH CAPITAL SERVICES, INC., a  corporation organized under the laws of the State of Delaware (“Merrill Lynch”), AGILENT TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware (“Agilent”), and AGILENT TECHNOLOGIES WORLD TRADE, INC., a corporation organized under the laws of the State of Delaware (“World Trade”).

RECITALS

WHEREAS, Fenway Capital, LLC (“Fenway”) and World Trade are parties to that certain Master Repurchase Agreement, and the Confirmation and Annex I related thereto, in each case, dated as of January 27, 2006 (such master repurchase agreement, confirmation and annex, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, being collectively referred to as the “Original Repo Agreement”);

WHEREAS, in connection with the Original Repo Agreement, Agilent issued that certain Guaranty of Agilent Technologies, Inc., dated as January 27, 2006 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Original Agilent Guaranty”), whereby Agilent agreed to guarantee the obligations of World Trade under the Original Repo Agreement;

WHEREAS, in connection with the Original Repo Agreement, Fenway entered into that certain Amended and Restated Institutional Custody Agreement, dated as of February 10, 2006 with The Bank of New York, as custodian, pursuant to which the Purchased Securities were deposited in a custody account maintained by The Bank of New York for the benefit of Fenway;

WHEREAS, Merrill Lynch and Fenway entered into that certain ISDA Master Agreement and the confirmation and schedule related thereto, in each case, dated as of January 27, 2006 (such master agreement, confirmation and schedule being collectively referred to as the “Original Liquidity Arrangement”);

WHEREAS, Fenway is assigning all of its rights, duties and obligations to Ebbets Funding PLC (“Counterparty”) under the Original Repo Agreement and the Original Agilent Guaranty pursuant to that certain Novation Agreement among Fenway, Counterparty and World Trade dated as of the date hereof (the “Repo Novation Agreement”);

WHEREAS, pursuant to the terms of the Repo Novation Agreement Counterparty and World Trade have entered into a new Master Repurchase Agreement, and the Confirmation and Annex I related thereto, in each case, dated as of the date hereof (such master repurchase agreement, confirmation and annex, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, being collectively referred to as the “Repo Agreement”);

WHEREAS, in connection with the Repo Novation Agreement and the Repo Agreement, Agilent has issued that certain Guaranty of Agilent Technologies, Inc., dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Agilent Guaranty”), whereby Agilent has agreed to guarantee the obligations of World Trade under the Repo Agreement;

WHEREAS, in connection with the Repo Agreement, Counterparty has entered into that certain Institutional Custody Agreement, dated as of the date hereof, with The Bank of New York, as custodian (as amended, amended and restated, Supplemented or otherwise modified from time to time, the “Custody Agreement”), pursuant to which the Purchased Securities shall be deposited in a custody account maintained by The Bank of New York for the benefit of Counterparty; and

WHEREAS, in connection with the Repo Agreement Merrill Lynch and Counterparty have entered into that certain ISDA Master Agreement and the confirmation (the “LA Confirmation”) and schedule related thereto, in each case, dated as of the date hereof (such master agreement, the LA Confirmation and such schedule being collectively referred to as the “Liquidity Arrangement”); and

WHEREAS, Merrill Lynch, Agilent and World Trade entered into that certain Related Agreement dated as of January 27, 2006 (the “Original Related Agreement”) whereby Merrill Lynch, Agilent and World Trade agreed to certain matters with respect to the transactions contemplated by the Original Repo Agreement and the Original Liquidity Arrangement;

NOW, THEREFORE, in accordance with Section 9 of the Original Related Agreement, in consideration of the premises and mutual agreements contained herein, and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend and restate the Original Related Agreement as follows:

1.                                       Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Repo Agreement.

2.                                       Designation of an Accelerated Repurchase Date. (a) Agilent and World Trade jointly and severally agree that, if at any time a Merrill Lynch Acceleration Event (as defined below) occurs, Merrill Lynch may direct World Trade to exercise its right under the Repo Agreement to designate (x) except as provided in clause (y) below, an Accelerated Repurchase Date thereunder for the repurchase by World Trade of all of the Purchased Securities or (y) in the event of a Merrill Lynch Acceleration Event described in clause (i) or (ii) of the definition thereof resulting from Merrill Lynch having arranged for, and the counterparty having consummated, assignment of the Counterparty’s Repo Rights and Obligations (as defined below) with respect to less than all of the Purchased Securities, a Partial Accelerated Repurchase Date thereunder for the repurchase by World Trade of those Purchased Securities not subject to such assigned Repo Rights and Obligations, in the case of (x) and (y), by sending a written notice (a “Merrill Lynch Acceleration Notice”) to World Trade Specifying the relevant Merrill Lynch Acceleration Event and designating a date (the “Related Agreement Accelerated Repurchase Date”), which date shall be no earlier than 180 days following the date of such Merrill Lynch Acceleration Notice (the “Notice Date”), as the Accelerated Repurchase Date or Partial

Accelerated Repurchase Date, as the case may be. Upon receipt of a Merrill Lynch Acceleration Notice, World Trade shall, in accordance with the terms of the Repo Agreement (to the extent permitted by applicable law), promptly designate the Related Agreement Accelerated Repurchase Date as the Accelerated Repurchase Date or Partial Accelerated Repurchase Date, as the case may be, thereunder with respect to the relevant Purchased Securities.

A “Merrill Lynch Acceleration Event” means any of the following events:

(i)                                     a Liquidation Period (under and as defined in the LA Confirmation) has commenced, and Merrill Lynch has failed, after demonstrating good faith efforts, to arrange one or more third-party transferees reasonably acceptable to World Trade and Merrill Lynch for the assignment by the Counterparty to such one or more third-party transferees of all of the Counterparty’s rights and obligations under the Repo Agreement and the Agilent Guaranty (such rights and obligations being collectively referred to as the “Repo Rights and Obligations”);

(ii)                                  the short-term unsecured debt obligations of the Counterparty shall have ceased to be rated at least “A-1” by Standard & Poor’s Rating Group, a division of the McGraw-Hill Companies, Inc., or its successors (“S&P”), or at least “P-1” by Moody’s Investors Service, Inc. or its successors (“Moody’s”), and Merrill Lynch has failed, after demonstrating good faith efforts, to arrange one or more third-party transferees reasonably acceptable to World Trade and Merrill Lynch for the assignment by the counterparty to such one or more third-party transferees of all of the Counterparty’s Repo Rights and Obligations;

(iii)                               the Counterparty has (with Merrill Lynch’s consent) requested World Trade’s written consent for the assignment by the Counterparty to a third-party transferee of the Counterparty’s Repo Rights and Obligations and World Trade has refused to give such consent; or

(iv)                              in the good faith opinion of Merrill Lynch, there has been a change in any law, regulation or practice or in the interpretation of any law, regulation or practice by any court, tribunal or regulatory authority (each such change being a “Change in Law”) (x) which causes it to become unlawful for Merrill Lynch or any of its affiliates to exercise any of its rights or perform any of its obligations under the Liquidity Arrangement, or (y) which otherwise materially and adversely affects the accounting, tax or regulatory treatment of Merrill Lynch or any of its affiliates in any of their roles as a counterparty under the Liquidity Arrangement or such treatment of the Liquidity Arrangement and, in the case of (x) or (y), Merrill Lynch shall have failed to avoid the consequences described in (x) or (y), as the case may be, of such Change in Law after having taken all reasonable steps to do so, including using reasonable efforts (subject to overall policy considerations of Merrill Lynch and its affiliates) to assign its rights and obligations under the Liquidity Arrangement to Merrill Lynch or one or more of its affiliates, as applicable (if such assignment will avoid such consequences and will not, in the sole opinion of Merrill Lynch, but as certified by Merrill Lynch in good faith, result in any illegality or material adverse regulatory, accounting or tax treatment or any material economic disadvantage to Merrill Lynch or any of its affiliates relative to the role of Merrill Lynch as a counterparty under the Liquidity Arrangement).

(b)                                 In the event that Merrill Lynch shall have provided a Merrill Lynch Acceleration Notice, Merrill Lynch shall, within no more than one week following the Notice Date, provide World Trade with term sheets setting forth the terms that Merrill Lynch then reasonably believes (taking into account market conditions, prevailing interest rates and the financial condition of the issuer or borrower, as the case may be, at such time) would apply in respect of debt securities offered or credit facilities entered into for purposes of financing the repurchase of all or a portion, as the case may be, of the Purchased Securities on the Related Agreement Accelerated Repurchase Date (the Purchased Securities contemplated by a Merrill Lynch Acceleration Notice and to be repurchased on an Accelerated Repurchase Date or a Partial Accelerated Repurchase Date being the “Target Purchased Securities”); provided, however, that under no circumstances shall Merrill Lynch, by the act of providing such term sheets, be considered to be guaranteeing that the terms set forth therein shall be the terms that actually apply to the Refinancing (as defined in Section 4(d) hereof). The information set forth in such term sheets shall be at a level of detail consistent with the customary practice of Merrill Lynch (or the relevant affiliate thereof) with respect to the preparation of term sheets for financings of the type and size (and with respect to the kind of issuer) involved in a Refinancing. Agilent and World Trade jointly and severally agree to furnish Merrill Lynch with all financial and other information concerning Agilent, its affiliates and the relevant issuer (if other than Agilent) that Merrill Lynch may reasonably request to assist it in the preparation of such term sheets.

(c)                                  Agilent or World Trade may at its option, within no more than 30 days following the Notice Date, provide a written notice to Merrill Lynch (a “No Refinancing Notice”) stating that either (i) a Refinancing (as defined in Section 4(d) hereof) shall not be required to enable World Trade to repurchase the Target Purchased Securities on the Related Agreement Accelerated Repurchase Date in accordance with the terms of the Repo Agreement, in which case neither Agilent nor World Trade shall be required to comply with Section 4, 5 or 6 hereof (and Agilent and World Trade jointly and severally agree that World Trade shall nonetheless repurchase the Target Purchased Securities on the Related Agreement Accelerated Repurchase Date but without utilizing any proceeds from any Refinancing of any kind (including Refinancings the obligors under which are Persons other than World Trade), or (ii) a Refinancing shall be required to enable World Trade to repurchase only a portion (the “Relevant Portion”) of the Target Purchased Securities on the Related Agreement Accelerated Repurchase Date in accordance with the terms of the Repo Agreement, in which case Agilent and World Trade shall be required to comply with Sections 4, 5 and 6 hereof but only to the extent necessary to finance the repurchase of the Relevant Portion of the Target Purchased Securities (and Agilent and World Trade jointly and severally agree that World Trade shall nonetheless repurchase the Target Purchased Securities (other than the Relevant Portion) on the Related Agreement Accelerated Repurchase Date but without utilizing any proceeds from any Refinancing of any kind (including Refinancings the obligors under which are Persons other than World Trade)).

(d)                                 In the event that either (i) the short-term unsecured debt obligations of the Counterparty cease to be rated at least “A-1” by S&P or at least “P-1” by Moody’s and Merrill Lynch has not either (A) within 30 days of such event (x) delivered a Merrill Lynch Acceleration Notice to World Trade pursuant to Section 2(a) hereof or (y) provided notice to World Trade of such event, presented to World Trade a plan to identify an alternative counterparty and obtained the consent of World Trade to undertake such plan (such consent not to be unreasonably withheld) or (B) after having obtained the consent of World Trade to the plan described in clause (d)(i)(A)(y) above, failed to identify and enter into a replacement Repo Agreement with an alternative counterparty within 60 days after such event or (ii) at any time following the commencement of a Liquidation Period (other than a Liquidation Period attributable to the occurrence of the events described in clause (i) of the first sentence of paragraph 9 of the LA Confirmation and resulting from an Event of Default attributable to World Trade), a Liquidation Period End Date under and as defined in the LA Confirmation (other than a Liquidation Period End Date resulting from the events described in clause (ii) or (iii) of the second sentence of paragraph 9 of the LA Confirmation) shall have occurred and on such Liquidation Period End Date all of the Counterparty’s Repo Rights and Obligations shall not have been assigned to Merrill Lynch pursuant to, and in accordance with, paragraph 8(c) of the LA Confirmation or to a third-party transferee selected in the manner set forth in paragraph 10 of the LA Confirmation, World Trade shall have the right, by written notice to Merrill Lynch, to designate a Related Agreement Accelerated Repurchase Date with respect to the Purchased Securities. World Trade may at any time thereafter elect to (x) provide to Merrill Lynch a No Refinancing Notice, (y) cause Merrill Lynch or an affiliate of Merrill Lynch to act, in which event Merrill Lynch shall act, as underwriter or placement agent in connection with a Securities Offering (as defined below) or (z) undertake a Refinancing (as defined below), other than a Securities Offering (as defined below), in each case, pursuant to Section 4 hereof. The parties hereto agree that the provisions of this Section 2(d) shall be based upon the Liquidity Arrangement as in effect on the date hereof without giving effect to any amendments, modifications or waivers thereof, unless otherwise consented thereto in writing by Agilent.

3.                                       Assignment of the Counterparty’s Repo Rights and Obligations; Acceleration Instruction. Agilent and World Trade jointly and severally agree that World Trade shall not (a) withhold consent to the assignment by the Counterparty of the Counterparty’s Repo Rights and Obligations to Merrill Lynch, or (b) unreasonably withhold consent to the assignment by the Counterparty of the Counterparty’s Repo Rights and Obligations to a third-party transferee selected by Merrill Lynch; provided, however, that Merrill Lynch shall neither cause nor permit the Repo Rights and Obligations to be assigned or syndicated to more than five third-party transferees.

In the event that Agilent or World Trade so instructs Merrill Lynch in writing and upon (x) the fulfillment of the requisite conditions set forth in clauses (x) and (y) of Subsection 2(f)(ii) and (y) the designation in writing by Agilent or World Trade to Merrill Lynch of the information required to be provided by Merrill Lynch in the instructions described in clause (z) of such Subsection 2(f)(ii), Merrill Lynch shall deliver an MLCS Repurchase Notice (as defined in the Custody Agreement) and a related share transfer form, in each case, in conformity with the foregoing instructions, to The Bank of New York pursuant to Subsection 2(f)(ii) of the Custody Agreement.

In addition, Merrill Lynch agrees not to cause, permit or consent to any amendment to or modification of Section 2(e) or (f) of the Custody Agreement without the written consent of Agilent or World Trade (such consent not to be unreasonably withheld).

4.                                       Refinancing. Agilent and World Trade jointly and severally agree that, in the event that World Trade shall have received a Merrill Lynch Acceleration Notice pursuant to Section 2 hereof, Agilent or World Trade shall establish a Delaware statutory trust or other entity reasonably satisfactory to Merrill Lynch (such trust or other entity, the “Trust”) and shall cause the Trust to issue and sell, by no later than the Related Agreement Accelerated Repurchase Date, such aggregate amount of debt securities (the “Take-out Securities”), in an offering (the “Securities Offering”) placed or underwritten by Merrill Lynch (or an affiliate of Merrill Lynch), as will generate net proceeds sufficient to repurchase, on the Related Agreement Accelerated Repurchase Date and in accordance with the terms of the Repo Agreement, all of the Target Purchased Securities or the Relevant Portion thereof, as the case may be; provided, however, that (i) Agilent and World Trade shall have the right to determine, in their discretion after consultation with Merrill Lynch, whether such securities will be issued through a registered public offering, a private placement of securities eligible for resale pursuant to Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended, or any other private placement; (ii) such securities shall contain such terms, including registration rights (in the event of a private placement or Rule 144A offering), covenants, events of default, interest rate, yield and redemption prices and dates and conditions as are reasonably satisfactory in all respects to Merrill Lynch in light of then prevailing market conditions and the financial condition and prospects of Agilent and its subsidiaries at the date of sale; and (iii) all other arrangements with respect to such securities shall be reasonably satisfactory in all respects to Merrill Lynch in light of then prevailing market conditions and the financial condition and prospects of Agilent and its subsidiaries at the date of sale.

(b)                                 Agilent and World Trade jointly and severally agree to use all commercially reasonable efforts to (i) commence any Securities Offering required hereunder, or cause such Securities Offering to be commenced, by the date (the “Securities Offering Commencement Date”) occurring no later than 120 calendar days following the Notice Date and (ii) consummate such Securities Offering, or cause such Securities Offering to be consummated, not later than the Related Agreement Accelerated Repurchase Date. Merrill Lynch agrees that it shall, and shall cause any affiliate of Merrill Lynch acting as underwriter or placement agent in connection with any Securities Offering required hereunder to, use all commercially reasonable efforts to (i) assist and cooperate with each of Agilent and World Trade in connection with the commencement of such Securities Offering and (ii) cause such Securities Offering to be commenced not later than the Securities Offering Commencement Date and consummated not later than the Related Agreement Accelerated Repurchase Date.

(c)                                  Agilent and World Trade jointly and severally agree, in connection with any Securities Offering required hereunder, promptly to (i) commence, and cause the Trust to commence, the preparation of an offering document for such Securities Offering reasonably satisfactory in all respects to Merrill Lynch; (ii) commence, and cause the Trust to commence, the preparation of materials for a presentation to S&P and Moody’s for a rating on the Take-out Securities; (iii) cooperate reasonably and in good faith with the marketing effort for the Take-out Securities and assist in the marketing thereof in a manner customary for new high-yield offerings; (iv) furnish Merrill Lynch with all financial and other information concerning Agilent, its affiliates and the Trust that Merrill Lynch may reasonably request for inclusion in any prospectus, private placement memorandum, confidential offering memorandum or other document to be used in connection with such Securities Offering (each, an “Offering

Document”); (v) make Agilent’s and World Trade’s senior officers and representatives reasonably available to Merrill Lynch in connection with such Securities Offering, to assist in the preparation of one or more appropriate Offering Documents (including assistance in obtaining industry data), to participate in due diligence sessions, to cooperate in the preparation of cold comfort letters and to participate in one or more road shows to market the applicable securities and to assist Merrill Lynch in the preparation of marketing materials to be used in connection with the Securities Offering); and (v) enter into, and cause the Trust to enter into, usual and customary documentation for offerings of debt securities similar to such Securities Offering, including documentation confirming the engagement of Merrill Lynch, or any affiliate of Merrill Lynch, as placement agent or underwriter in connection with such Securities Offering.

(d)                                 Anything to the contrary herein notwithstanding, Merrill Lynch agrees that, in the event that Agilent or World Trade shall have provided written notice to Merrill Lynch, by no later than 30 days following the Notice Date, stating that World Trade intends to repurchase some or all of the Target Purchased Securities or the Relevant Portion thereof, as the case may be, on the Related Agreement Accelerated Repurchase Date with proceeds from credit facilities, equity offerings and/or other financings (other than a Securities Offering) (the Securities Offering, such credit facilities, equity offerings or other financings (other than a Securities Offering) or any combination of the foregoing being collectively referred to as the “Refinancing”), Agilent and World Trade shall, to the extent of such proceeds, be relieved from their respective obligations to comply with Sections 4(a), (b) and (c) hereof so long as Agilent and World Trade are using commercially reasonable efforts to (i) cause such Refinancing (other than a Securities Offering) to be entered into or launched, as the case may be, by no later than the Securities Offering Commencement Date and (ii) cause such proceeds to be drawn under or obtained from such Refinancing (other than a Securities Offering) by no later than the Related Agreement Accelerated Repurchase Date.

(e)                                  In the event that (i) a Securities Offering or any other offering of securities contemplated under Section 4(d) hereof shall not have been commenced, or credit facilities contemplated under Section 4(d) hereof shall not have been entered into, in each case, by the Securities Offering Commencement Date, (ii) proceeds in an amount necessary to repurchase the Target Purchased Securities or the Relevant Portion thereof, as the case may be, shall not have been drawn under, or obtained from, the Refinancing by the Related Agreement Accelerated Repurchase Date or (iii) a No Refinancing Notice shall have been provided by Agilent or World Trade to Merrill Lynch and (x) the Target Purchased Securities (in the case of a No Refinancing Notice making the statements described in clause (i) of Section 2(c)) or (y) the Target Securities other than the Relevant Portion (in the case of a No Refinancing Notice making the statements described in clause (ii) of Section 2(c)) shall not have been repurchased on the Related Agreement Accelerated Repurchase Date by World Trade (the events described in (i), (ii) or (iii) each being a “Repurchase Default”), Agilent and World Trade jointly and severally agree (subject to the penultimate sentence of this Section 4(e)) to pay Merrill Lynch, on the date occurring 180 days after the date on which a Repurchase Default shall have occurred and on the last day of each subsequent 180-day period, in which case the date of payment shall be the date occurring 10 days following the date of such cure, with no Additional Financing Fee (as defined below) accruing during such 10-day period), the amount (the “Additional Financing Fee”) that shall have accrued during the relevant 180-day period (or such shorter period, as the case may be) on the Purchase Price of the Target Purchased Securities or the Relevant Portion thereof, as the case may be (subject to the penultimate sentence of this Section 4(e)) that were outstanding on the Notice Date at a rate (the “Additional Financing Rate”) of 0.25% per annum for the first such 180-day period, which rate shall increase by 0.25% per annum for each subsequent 180-day period up to a maximum of 1.0%, until the earlier to occur of (x) the date on which such Repurchase Default shall have been cured and (y) the date on which the Repo Agreement shall have been terminated. The daily amount of the Additional Financing Fee with respect to the Target Purchased Securities or the Relevant Portion thereof or the portion of the Target Purchased Securities other than the Relevant Portion, as the case may be (the “Daily Additional Financing Fee”) shall be calculated by dividing the Additional Financing Rate in effect for such day by 365 (or 366, in the case of a calculation made with respect to a leap year) and multiplying the result by such Purchase Price. The amount of Additional Financing Fee on the Purchased Securities for each 180-day period (or shorter period, as the case may be) shall be calculated by adding the Daily Additional Financing Fees for each day in such period. All percentages resulting from any of the above calculations shall be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 9.876545% (or 0.09876545) being rounded to 9.87655% (or 0.0987655)) and all United States dollar amounts used in or resulting from such calculations shall be rounded to the nearest cent (with one-half cent being rounded upwards). Additional Financing Fees shall be paid with immediately available funds on the due date therefor. The parties hereto agree that the amounts payable pursuant to the foregoing provisions of this Section 4(e) constitute liquidated damages and are the sole remedy available to Merrill Lynch with respect to the failure, if any, of Agilent and/or World Trade to commence a Refinancing within 120 days following the Notice Date or consummate such Refinancing within 180 days following the Notice Date. If any payment shall be required by the terms hereof to be made on a day that is not a Business Day, such payment shall be made on the immediately succeeding Business Day and no further Additional Financing shall accrue after the day on which payment was required. Without limiting any other applicable cure of a Repurchase Default, upon the consummation of the repurchase of the Target Purchased Securities or the Relevant Portion thereof, as the case may be, a Repurchase Default shall be deemed cured.

5.                                       Underwriting/Placement; Expense Reimbursement. In connection with any Securities Offering (including any Securities Offering undertaken pursuant to Section 2(d) hereof) hereunder, Merrill Lynch or any of its affiliates shall have the right to be, and agrees that it will act as, the sole and exclusive underwriter or placement agent; provided, however, that Merrill Lynch shall not be entitled to any compensation in respect of such role (including any underwriting commission, placement agent fee or initial purchaser’s discount) from Agilent, World Trade or the Trust. Merrill Lynch further agrees to pay the reasonable fees and expenses of counsel of its counsel, and of counsel to Agilent and World Trade, in each case incurred in connection with any Securities Offering (including any Securities Offering undertaken pursuant to Section 2(d) hereof) hereunder.

In connection with any Refinancing (other than a Securities Offering) undertaken by Agilent or World Trade, Merrill Lynch shall be eligible for compensation from Agilent, World Trade or another issuing entity in respect of its role, if any, in such Refinancing (including any underwriting commission, placement agent fee or initial purchaser’s discount). In addition,

Merrill Lynch shall not be required to pay any fees and expenses of counsel of Agilent or World Trade in connection with any Refinancing (other than a Securities Offering).

Each of Agilent, World Trade and Merrill Lynch agrees that any and all expenses incurred by Merrill Lynch pursuant to Section 4(c) of the Custody Agreement shall be promptly reimbursed by Agilent upon presentation by Merrill Lynch of an itemized accounting thereof.

6.                                       Indemnification; Contribution. Agilent and World Trade jointly and severally agree to indemnify and hold harmless Merrill Lynch and its affiliates, directors, officers, employees, agents and controlling persons (Merrill Lynch and each such other person being an “Indemnified Party”) from and against any and all losses, claims, damages and liabilities, joint or several, to which such Indemnified Party becomes subject under any applicable law, or otherwise related to or arising out of or in connection with (a) any Refinancing or any other transaction contemplated by this Agreement and (b) any untrue statement or alleged untrue statement of a material fact contained in any information (whether oral or written) or documents furnished or made available by World Trade or Agilent or any of their affiliates or the relevant issuer or obligor under any Refinancing, directly or through Merrill Lynch, to any holder of securities placed or underwritten by Merrill Lynch or any of its affiliates in connection with any Refinancing or otherwise contemplated pursuant to this Agreement or the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein not misleading, in light of the circumstances under which they were made; provided, however, that neither Agilent nor World Trade shall be liable, in the case of this clause (b), to the extent that any such losses, claims, damages or liabilities arise out of or are based on such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to Merrill Lynch (or the relevant affiliate thereof) furnished to Agilent or World Trade by Merrill Lynch expressly for use therein. In no event shall Agilent or World Trade be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Agilent and World Trade jointly and severally agree to promptly reimburse any Indemnified Party for all expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim or any action or proceeding arising from any of the matters referred to in the preceding sentence, whether or not such Indemnified Party is a party and whether or not such claim, action or proceeding is initiated or brought by or on behalf of World Trade or Agilent or the relevant issuer or whether or not resulting in any liability. Neither Agilent nor World Trade shall be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there shall be a final judgment for the plaintiff, Agilent and World Trade jointly or severally agree to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. Agilent and World Trade further jointly and severally agree not to assert any claim against any Indemnified Party for consequential, punitive or exemplary damages on any theory of liability in connection with the transactions described in or contemplated by this Agreement. Neither Agilent nor World Trade shall be liable to an Indemnified Party under clause (a) of the foregoing indemnification provision to the extent that any loss, claim, damage, liability or expense is finally determined by a court of competent jurisdiction to have resulted primarily from such Indemnified Party’s bad faith, gross negligence or willful misconduct.

If the indemnification of an Indemnified Party provided for in this Agreement is for any reason held unenforceable, Agilent and World Trade jointly and severally agree to contribute to the losses, claims, damages or liabilities for which such indemnification is held unenforceable (a) in such proportion as is appropriate to reflect the relative benefits to World Trade and Agilent, on the one hand, and Merrill Lynch, on the other hand, of any Refinancing, or (b) (but only if) the allocation provided for in clause (a) is for any reason prohibited by law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) but also World Trade and Agilent’s relative fault, on the one hand, and the relative fault of Merrill Lynch, on the other hand, as well as any other relevant equitable considerations. Agilent and World Trade jointly and severally agree that for the purposes of this paragraph the relative benefits to World Trade and Agilent, on the one hand, and to Merrill Lynch, on the other hand, shall be deemed to be in the same proportion that the total value received or contemplated to be received by World Trade and/or Agilent in any Refinancing bears to the fees paid or to be paid to Merrill Lynch under any commitment letter or engagement letter, as the case may be, with respect to such Refinancing; provided, however, that, to the extent permitted by applicable law, in no event shall the Indemnified Parties be required to contribute in respect of a specific transaction an aggregate amount in excess of the fees actually paid in such transaction to Merrill Lynch. The foregoing contribution agreement shall be in addition to any rights that any Indemnified Party may have at common law or otherwise. No investigation or failure to investigate by any Indemnified Party shall impair the foregoing indemnification and contribution agreement or any other right an Indemnified Party may have.

Agilent and World Trade jointly and severally agree that, without Merrill Lynch’s prior written consent, neither World Trade nor Agilent nor any of their affiliates or subsidiaries will settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding in respect of which indemnification has been or could be sought under the indemnification provisions of this Agreement (whether or not Merrill Lynch or any other Indemnified Party is an actual or potential party to such claim, action or proceeding), unless such settlement, compromise or consent (a) includes an unconditional written release, in form and substance satisfactory to Merrill Lynch and each Indemnified Party, from all liability arising out of such claim, action or proceeding and (b) does not include any statement as to, or an admission of, fault, culpability or failure to act by or on behalf of any Indemnified Party.

In the event that an Indemnified Party is requested or required to appear as a witness in any action brought by or on behalf of or against Agilent or any of its subsidiaries or affiliates in which such Indemnified Party is not named as a defendant, World Trade and Agilent agree to reimburse such Indemnified Party for all reasonable expenses incurred by it in connection with such Indemnified Party’s appearing and preparing to appear as such a witness, including, without limitation, the fees and expenses of its legal counsel.

In the event that Merrill Lynch (or an affiliate of Merrill Lynch) acts as underwriter or placement agent in connection with a Securities Offering or any other offering of securities contemplated under Section 4(d) hereof or acts as arranger under any credit facilities or any other financing contemplated under Section 4(d) hereof, the indemnification and contribution provisions set forth in the related placement agreement, underwriting agreement or credit facilities, as the case may be, shall supersede and replace the provisions of this Section 6 in all respects.

7.                                       Make-Whole Premium Payment. On any Accelerated Repurchase Date or Partial Accelerated Repurchase Date, Agilent and World Trade jointly and severally agree to pay to Merrill Lynch or to an affiliate thereof designated by Merrill Lynch, in addition to any other amounts payable under the Repo Agreement, an amount equal to the Make-Whole Premium (as defined below) with respect to the Purchased Securities to be repurchased by World Trade on such date; provided that such amount shall not be payable in connection with an accelerated repurchase of the Purchased Securities resulting from (a) a Merrill Lynch Acceleration Event (other than a Merrill Lynch Acceleration Event of the type described in clause (iii) of the definition thereof which resulted from an unreasonable refusal by World Trade to consent to an assignment of the Counterparty’s Repo Rights and Obligations) or (b) an acceleration event of the type described in Section 2(d) hereof.

“Make-Whole Premium” shall be calculated, with respect to any Purchased Securities, as of the date of the Make-Whole Premium payment and shall be equal to the excess, if any, of (a) the sum of (1) the Present Value (as defined below) of the Repurchase Price and (2) the Present Value of Price Differential Payments, over (b) the Repurchase Price.

“Present Value of Repurchase Price” shall mean an amount equal to the Repurchase Price scheduled to be paid on January 27, 2011, discounted using the expected three-month U.S. dollar LIBOR forward rate applicable to the period starting on the date of calculation of the Make-Whole Premium and ending on January 27, 2011.

“Present Value of Price Differential Payments” shall mean the sum of the discounted amounts calculated as described in (2) below with respect to each remaining scheduled Price Differential Payment.

(1)          Each scheduled Price Differential Payment shall be assumed to be an amount equal to the product of (x) the Repurchase Price of the Purchased Securities, (y) the sum of LIBOR and 28 basis points, using the expected three-months U.S. dollar LIBOR forward rate as applicable on the LIBOR determination date for such payment and (z) the actual number of days in the Price Differential Payment calculation period ending on the scheduled date of such Price Differential Payment, divided by 365 (or 366 in the case of a leap year).

(2)          Each amount calculated as described in (1) above shall be discounted using the compounded expected three-month U.S. dollar LIBOR forward rate applicable to the period beginning on the date of calculation of the Make-Whole Premium and ending on the scheduled date of the Price Differential Payment relating to such amount.

8.                                       Termination. This Agreement shall terminate and be of no further force or effect (except as to Section 6 hereof) upon the earlier to occur of (a) the fifth anniversary of the date of the Original Related Agreement and (b) the date on which all of the Target Purchased Securities or Purchased Securities, as the case may be, are repurchased by World Trade.

9.                                       Assignment of Counterparty’s Repo Rights and Obligations. In the event that Merrill Lynch shall have arranged a third-party transferee for the assignment by the Counterparty to such third-party transferee of the Counterparty’s Repo Rights and Obligations, Merrill Lynch, Agilent and World Trade shall enter into a new agreement substantially identical to this Agreement (but with respect to the Repo Rights and Obligations assigned to such third-party) except that all references therein to the Counterparty shall denote such third-party transferee rather than the Counterparty hereunder.

10.                                 No Inconsistent Agreements. Neither World Trade nor Agilent has entered into, and neither World Trade nor Agilent will after the date of this Agreement enter into, any agreement which is inconsistent with the rights granted to Merrill Lynch in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to Merrill Lynch do not and will not for the term of this Agreement in any way conflict with the rights granted to the holders of World Trade’s and Agilent’s other issued and outstanding securities under any such agreements.

11.                                 Representations. Each of the parties represents and warrants that (a) its execution and delivery of this Agreement have been duly authorized by all requisite action by such party and do not and will not (i) violate its relevant organizational documents or (ii) violate or conflict with any law applicable to it, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets, and (b) this Agreement has been duly executed by it and is enforceable against it.

12.                                 Notices and Other Communication. Any notice or communication required or permitted to be given by any provision of this Agreement shall be in writing or by facsimile and shall be deemed to have been delivered, given, and received for all purposes (a) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (b) when the same is actually received (if during the recipient’s normal business hours if during a Business Day, or, if not, on the next succeeding Business Day), if sent by facsimile (followed by a hard copy of the same communication sent by certified mail, postage and charges prepaid), or by courier or delivery service or by mail, addressed as follows, or to such other address as such Person may from time to time specify by notice, (i) if to Agilent or World Trade, at the address of Agilent at 5301 Stevens Creek Blvd, Santa Clara, CA 95051, Facsimile No.: (408) 345-8958, Attention: Chief Financial Officer and General Counsel, with a copy to Ronald S. Gross, Esq., at Jones Day, 222 East 41st Street New York, New York 10017, Facsimile No.: (212) 755-7306 and (ii) if to Merrill Lynch, at its address at 4 World Financial Center, 18th Floor, New York, New York 10080, Facsimile No.: (646) 805-0218. Attention: Swap Group, with a copy to GMI Counsel, Merrill Lynch, 4 World Financial Center, 12th Floor, New York, New York 10080, Facsimile No.: (212) 449-6993. Attention Swaps Legal.

13.                                 Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement.

14.                                 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes all oral communications and prior writings with respect hereto.

15.                                 Modification. This Agreement shall not be amended or modified, except by an instrument in writing signed by each of the parties hereto.

16.                                 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

17.                                 Consent to Jurisdiction; Waiver of Venue Objection; Service of Process. EACH OF AGILENT AND WORLD TRADE HEREBY IRREVOCABLY SUBMITS TO AND ACCEPTS THE NONEXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED IN THE CITY OF NEW YORK OR THE COURTS OF THE STATE OF NEW YORK, IN EACH CASE, LOCATED IN THE BOROUGH OF MANHATTAN OF THE CITY OF NEW YORK, AND EACH OF AGILENT AND WORLD TRADE HEREBY IRREVOCABLY AGREES THAT ANY ACTION OR PROCEEDING AGAINST IT OR AGAINST ITS PROPERTY ARISING OUT OF OR RELATING TO THIS AGREEMENT (AN “ACTION”) MAY BE HEARD AND DETERMINED IN SUCH FEDERAL OR STATE COURT. EACH OF AGILENT AND WORLD TRADE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THAT IT MAY EFFECTIVELY DO SO, ANY DEFENSE OR OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY DEFENSE OR OBJECTION TO VENUE BASED ON THE GROUNDS OF FORUM NONCONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE MAINTENANCE OF ANY ACTION IN ANY SUCH JURISDICTION. EACH OF AGILENT AND WORLD TRADE HEREBY IRREVOCABLY AGREES THAT THE SUMMONS AND COMPLAINT OR ANY OTHER PROCESS IN ANY ACTION IN ANY JURISDICTION WITHIN THE UNITED STATES MAY BE SERVED BY MAILING (USING CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID) TO THE NOTICE ADDRESS FOR IT SET FORTH HEREIN OR BY HAND DELIVERY TO A PERSON OF SUITABLE AGE AND DISCRETION AT SUCH ADDRESS. EACH OF AGILENT AND WORLD TRADE MAY ALSO BE SERVED IN ANY OTHER MANNER PERMITTED BY LAW, IN WHICH EVENT ITS TIME TO RESPOND SHALL BE THE TIME PROVIDED BY LAW.

18.                                 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

19.                                 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original instrument and all of which together will constitute one and the same agreement.

Signatures follow on next page

IN WITNESS WHEREOF, the undersigned have executed this Agreement on behalf of the parties as of the date first above written.

AGILENT TECHNOLOGIES, INC.

By:	/s/ Adrian T. Dillon
	Name:	Adrian T. Dillon
	Title:	Executive Vice President,
Finance and Administration,
Chief Financial Officer

AGILENT TECHNOLOGIES WORLD TRADE, INC.

By:	/s/ Hilliard C. Terry, III
	Name:	Hilliard C. Terry, III
	Title:	Assistant Treasurer

MERRILL LYNCH CAPITAL SERVICES, INC.

By:	/s/ Jonathan Plowe
	Name:	Jonathan Plowe
	Title:	Authorized Signatory

Agilent Related Agreement